UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 16, 2001
                                                         ---------------

                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                     0-22278                   06-1377322
           --------                     -------                   ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)

       (Registrant's telephone number, including area code) (516) 683-4100
                                                            ---------------

                           CURRENT REPORT ON FORM 8-K

Item 1. Changes in Control of Registrant

      Not applicable.

Item 2. Acquisition or Disposition of Assets

      Not applicable.

Item 3. Bankruptcy or Receivership

      Not applicable.

Item 4. Changes in Registrant's Certifying Accountant

      Not applicable.

Item 5. Other Events

      New York Community Bancorp, Inc. (the "Company"), a Delaware corporation, has declared a three-for-two stock split in the form of a 50% stock dividend, payable on September 20, 2001 to shareholders of record at September 6, 2001. Cash in lieu of fractional shares will be based on the average of the high and low bids on the record date, as adjusted for the stock split.

Item 6. Resignations of Registrant's Directors

      Not applicable.

Item 7. Financial Statements and Exhibits

      (a)   No financial statements of businesses acquired are required.

      (b)   No pro forma financial information is required.

      (c) Attached as exhibit 99.1 is the Company's August 17, 2001 press release announcing the three-for-two stock split in the form of a 50% stock dividend.

Item 8. Change in Fiscal Year

      Not applicable.

Item 9. Regulation FD Disclosure

      Not applicable.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 21, 2001                           NEW YORK COMMUNITY BANCORP, INC.
---------------                           --------------------------------
    Date


                                          /s/ Joseph R. Ficalora
                                          --------------------------------------
                                          Joseph R. Ficalora
                                          President and Chief Executive Officer